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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 20, 2003


                             ARGENT SECURITIES INC.

            (as depositor under the Pooling and Servicing Agreement,
           dated as of November 1, 2003, providing for the issuance of
             Asset-Backed Pass-Through Certificates, Series 2003-W7)


                             Argent Securities Inc.
                             ----------------------
             (Exact name of registrant as specified in its charter)
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       Delaware                     333-109164            77-0599834
       --------                     ----------            ----------
(State or Other Jurisdiction        (Commission           (I.R.S. Employer
of Incorporation)                   File Number)          Identification Number)

1100 Town & Country Road, Suite 1100
Orange, California                                              92868
------------------                                              -----
(Address of Principal Executive Offices)                     (Zip Code)


Registrant's telephone number, including area code:  (714) 564-0660
                                                     --------------


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                                       -2-

Item 2. Acquisition or Disposition of Assets
        ------------------------------------

Description of the Certificates and the Mortgage Pool

                  On November 10, 2003, a series of certificates, entitled Argent Securities Inc. Asset- Backed Pass-Through Certificates, Series 2003-W7 (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of November 1, 2003 (the "Agreement"), attached hereto as Exhibit 4.1, among Argent Securities Inc. as depositor (the "Depositor"), Ameriquest Mortgage Company ("Ameriquest") as master servicer (the "Master Servicer") and Deutsche Bank National Trust Company as trustee (the "Trustee"). The Certificates consist of seventeen classes of certificates (collectively, the "Certificates"), designated as the "Class A-1 Certificates", "Class A-2 Certificates", "Class A-2A Certificates", "Class A-2B Certificates", "Class M-1 Certificates", "Class M-2 Certificates", "Class M-3 Certificates", "Class M-3A Certificates", "Class M-3B Certificates", "Class M-4A Certificates", "Class M-4B Certificates", "Class M-5 Certificates", "Class M-6 Certificates," "Class CE Certificates", "Class P Certificates", "Class R Certificates"and "Class R-X Certificates". The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting of a pool of mortgage loans (the "Mortgage Pool'") of conventional, one- to four- family, adjustable rate and fixed rate, first lien mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans"). The Mortgage Pool consist of Mortgage Loans having an aggregate principal balance of approximately $1,125,000,127.00 as of November 1, 2003 (the "Cut-off Date"). The Mortgage Loans were purchased pursuant to (i) the Mortgage Loan Purchase Agreement, dated November 6, 2003, between Ameriquest as seller and the Depositor (the "Mortgage Loan Purchase Agreement"). The Class A-1 Certificates, Class A-2 Certificates, the Class A-2A Certificates, the Class A-2B Certificates, the Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates, the Class M-3A Certificates, the Class M-3B Certificates, the Class M-4A Certificates, the Class M-4B Certificates, Class M-5 Certificates and 55.56% of the Class M-6 Certificates were sold by the Depositor to Credit Suisse First Boston LLC (the "Underwriter"), pursuant to an Underwriting Agreement, dated November 6, 2003 (the "Underwriting Agreement") among the Depositor, Ameriquest and the Underwriter.

         The Certificates have the following initial Certificate Balances and Pass-Through Rates:


                          INITIAL                                                    INITIAL
                        CERTIFICATE            PASS-                               CERTIFICATE
                         PRINCIPAL            THROUGH                               PRINCIPAL            PASS-THROUGH
      CLASS              BALANCE(1)             RATE              CLASS             BALANCE(1)               RATE
      -----              ----------             ----              -----             ----------               ----
A-1...............     $762,300,000          Variable(2)     M-3A.............     $11,690,000            Variable(2)
A-2...............     $200,000,000          Variable(2)     M-3B.............     $ 9,560,000            Variable(2)
A-2A..............     $174,500,000          Variable(2)     M-4A.............     $12,380,000            Variable(2)
A-2B..............     $ 63,200,000          Variable(2)     M-4B.............     $10,120,000            Variable(2)
M-1...............     $ 97,500,000          Variable(2)     M-5..............     $15,000,000            Variable(2)
M-2...............     $ 78,750,000          Variable(2)     M-6..............     $22,500,000            Variable(2)
M-3...............     $  5,000,000          Variable(2)

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                                      -3-

(1)               Approximate.
(2) The pass-through rate on each class of Offered Certificates is generally based on one-month LIBOR plus an applicable margin, subject to increase and subject to a rate cap, as described in this prospectus supplement.

                           The Certificates, other than the Class CE
Certificates, the Class P Certificates the Class R Certificates and the Class R-X Certificates, and the Mortgage Loans are more particularly described in the Prospectus Supplement, dated November 6, 2003 (the "Prospectus Supplement"), and the Prospectus, dated November 3, 2003, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class CE Certificates, the Class P Certificates, the Class R Certificates and the Class R-X Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.

Item 7.       Financial Statements and Exhibits
              ---------------------------------

                  (a) Not applicable

                  (b) Not applicable

                  (c) Exhibits


         Exhibit No.                                                   Description
         -----------                                                   -----------
              4.1                           Pooling and Servicing Agreement, dated as of November 1,
                                            2003, by and among Argent Securities Inc. as Depositor,
                                            Ameriquest Mortgage Company as Master Servicer and
                                            Deutsche Bank National Trust Company as Trustee relating
                                            to the Series 2003-W7 Certificates.

                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: November 20, 2003


                                                  ARGENT SECURITIES INC.


                                                  By: /s/ John P. Grazer
                                                      --------------------------
                                                  Name:   John P. Grazer
                                                  Title:  CFO

                                                 Index to Exhibits
                                                 -----------------




                                                                                                 Sequentially
     Exhibit No.                                 Description                                    Numbered Page
     -----------                                 -----------                                    -------------
         4.1           Pooling and Servicing Agreement, dated as of                                   7
                       November 1, 2003, by and among Argent Securities
                       Inc. as Depositor, Ameriquest Mortgage Company as
                       Master Servicer and Deutsche Bank National Trust
                       Company as Trustee relating to the Series 2003-W7
                       Certificates.

                                   Exhibit 4.1